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                                                                    EXHIBIT 99.1

                                 FIRST AMENDMENT
                                     TO THE
                         SUPPORT AND EXCHANGE AGREEMENT

         This FIRST AMENDMENT TO THE SUPPORT AND EXCHANGE AGREEMENT (this "Amendment"), dated as of July 12, 2002, is entered into by and among D&B Holdings I, Inc., a Delaware corporation ("Parent"), D&B Acquisition Sub, Inc., a Missouri corporation and wholly-owned subsidiary of Parent ("Purchaser") David
B. Corriveau, James W. Corley, Wentworth Investments, L.P., William C. Hammett, Jr. and Walter S. Henrion (each in his or its own capacity a "Stockholder," and, collectively, the "Stockholders").

         A. Parent, Purchaser and the Stockholders entered into a Support and Exchange Agreement, dated as of May 30, 2002 (the "Agreement").

         B. In accordance with Section 6.13 of the Agreement, Parent, Purchaser and the Stockholders desire to enter into this Amendment to amend the terms of the Agreement as provided herein.

         NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants contained herein, Parent, Purchaser and the Stockholders agree as follows:

         11. The table entitled "Equity Capitalization" attached as Exhibit B (Parent Equity Schedule) of the Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

         12. Except as specifically modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect without modification.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first written above.

                                        D&B HOLDINGS, INC.

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        D&B ACQUISITION SUB, INC.

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        ---------------------------------------
                                                  David B. Corriveau


                                        ---------------------------------------
                                                   James W. Corley


                                        ---------------------------------------
                                              William C. Hammett, Jr.


                                        ---------------------------------------
                                                  Walter S. Henrion


                                        FIFTEEN, L.P.

                                        By:
                                           ------------------------------------
                                           Name: David B. Corriveau
                                           Title:   General Partner

                                        WENTWORTH INVESTMENTS, L.P.

                                        By:
                                           ------------------------------------
                                           Name: James W. Corley
                                           Title:   General Partner